EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Hardwired Interactive, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2009, as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, T.E. King Jr., Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2009	By:	/s/ T.E. King Jr.
T.E. King Jr., Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Hardwired Interactive, Inc. and will be retained by Hardwired Interactive, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.